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                        MORGAN STANLEY International Value Fund
                         MARCH 1, 2010 - AUGUST 31, 2010

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
                                                                 AMOUNT OF     % OF     % OF
                                 SIZE      OFFERING     TOTAL      SHARES    OFFERING   FUNDS
     SECURITY       PURCHASE/     OF       PRICE OF   AMOUNT OF  PURCHASED  PURCHASED   TOTAL                      PURCHASED
    PURCHASED      TRADE DATE  OFFERING     SHARES     OFFERING   BY FUND    BY FUND   ASSETS       BROKERS           FROM
-----------------  ----------  --------  -----------  ---------  ---------  ---------  ------  ----------------  -------------
Inpex Corporation    07/26/10      --         JPY     1,132,000      130       0.01%    0.22%   Goldman Sachs    Goldman Sachs
                                         417,100.000                                           International,       Asia Etc
                                                                                                    Nomura
                                                                                                  Securities,
                                                                                                Goldman Sachs
                                                                                                International,
                                                                                                     Nomura
                                                                                                International,
                                                                                                 J.P. Morgan,
                                                                                                Morgan Stanley,
                                                                                                UBS Investment
                                                                                                 Bank, Mizuho
                                                                                                 International
                                                                                                   plc, BofA
                                                                                                Merrill Lynch,
                                                                                                 Credit Suisse
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